UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1160 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2010, Manhattan Bancorp (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company approved the Manhattan Bancorp 2010 Equity Incentive Plan (the “Incentive Plan”).  The Incentive Plan, which was approved by the Company’s Board of Directors on March 25, 2010, reserves an aggregate of 444,348 shares of Company common stock for grants of stock options, restricted stock and other types of equity-based compensation awards to employees, officers and directors of the Company and its subsidiaries.  A complete description of the Incentive Plan is included with the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 7, 2010 (the “Proxy Statement”), which description is incorporated herein by reference.  A copy of the Incentive Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The forms of stock option agreement and restricted stock agreement which will be used in conjunction with the Incentive Plan are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting held on May 27, 2010, there were 3,987,631 shares entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting.  Votes representing 72.5% of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of each matter submitted to the Company’s shareholders at the Annual Meeting.  The proposals below are described in detail in the Proxy Statement.  At the Annual Meeting, all ten (10) nominees for director were elected to the Company’s Board of Directors and the Company’s shareholders approved proposals to (i) amend the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from ten million shares to thirty million shares, (ii) adopt the Incentive Plan, and (iii) ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s registered independent public accounting firm for 2010.

1.  Election of the following ten (10) nominees to the Company’s Board of Directors:

	For	Withhold	Broker Non- Votes
Chris W. Caras, Jr.	2,545,203	53,500	2,012,096
Harry W. Chenoweth	2,544,703	54,000	2,012,096
J. Grant Couch, Jr.	2,539.203	59,000	2,012,096
John D. Flemming	2,545,203	53,500	2,012,096
Patrick E. Greene	2,545,203	53,500	2,012,096
Christopher J. Growney	2,545,203	53,500	2,012,096
Deepak Kumar	2,536,203	62,500	2,012,096
Larry S. Murphy	2,545,203	53,500	2,012,096
Kyle A. Ransford	2,536,203	62,500	2,012,096
Stephen P. Yost	2,545,203	53,500	2,012,096

2.  Amendment to the Articles of Incorporation to increase the authorized number of shares of common stock from ten million shares to thirty million shares.

For	Against	Abstentions
2,803,136	80,652	2,500

3.  Approval of the Manhattan Bancorp 2010 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
2,377,071	216,632	5,000	2,012,096

4.  Ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s registered independent public accounting firm for 2010.

For	Against	Abstentions
2,880,289	6,000	0

Item 9.01.                                        Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
10.1	Manhattan Bancorp 2010 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 30, 2010).
10.2	Form of Stock Option Agreement pursuant to the Manhattan Bancorp 2010 Equity Incentive Plan.
10.3	Form of Restricted Stock Agreement pursuant to the Manhattan Bancorp 2010 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

June 2, 2010	By:	/s/ DEAN FLETCHER
Dean Fletcher
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Manhattan Bancorp 2010 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 30, 2010).
10.2	Form of Stock Option Agreement pursuant to the Manhattan Bancorp 2010 Equity Incentive Plan.
10.3	Form of Restricted Stock Agreement pursuant to the Manhattan Bancorp 2010 Equity Incentive Plan.